
                           ETHAN ALLEN INTERIORS INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                    UNAUDITED
                    (In thousands, except per share amounts)


---------------------------------------------------------------------------------------------------------------------
                                                                Three Months                     Nine Months
                                                               Ended March 31,                  Ended March 31,
                                                            2003             2002            2003             2002
---------------------------------------------------------------------------------------------------------------------

Net sales                                                 $224,574         $227,917         $670,816         $657,499
Cost of sales                                              112,624          119,481          336,347          351,714
                                                          --------         --------         --------         --------
       Gross profit                                        111,950          108,436          334,469          305,785
Operating expenses:
    Selling                                                 45,257           41,461          132,022          120,185
    General and administrative                              34,632           30,973          101,348           89,857
    Restructuring and impairment charge                     13,223                -           13,223                -
                                                          --------         --------         --------         --------
      Total operating expenses                              93,112           72,434          246,593          210,042
                                                          --------         --------         --------          -------
       Operating income                                     18,838           36,002           87,876           95,743
Interest and other miscellaneous income                         58            1,063              799            2,621
Interest and other related financing costs                     130              137              507              462
                                                          --------         --------         --------         --------
    Income before income tax expense                        18,766           36,928           88,168           97,902
Income tax expense                                           7,094           13,959           33,328           37,007
                                                          --------         --------         --------         --------
       Net income                                         $ 11,672         $ 22,969         $ 54,840         $ 60,895
                                                          ========         ========         ========         ========

Net income per basic share                                $   0.31         $   0.59         $   1.45         $   1.57
                                                          ========         ========         ========         ========

Basic weighted average shares outstanding                   37,560           38,734           37,771           38,879

Net income per diluted share                              $   0.30         $   0.58         $   1.42         $   1.52
                                                          ========         ========         ========         ========

Diluted weighted average shares outstanding                 38,546           39,898           38,751           39,983


RECONCILIATION OF GAAP TO NON-GAAP INFORMATION:

Net income                                                $ 11,672         $ 22,969         $ 54,840         $ 60,895
Add: Restructuring and impairment charge,
     net of related tax effect                               8,225                -            8,225                -
                                                          --------         --------         --------         --------
Net income (excluding restructuring and
     impairment charge)                                   $ 19,897         $ 22,969         $ 63,065         $ 60,895
                                                          ========         ========         ========         ========

Net income per basic share (excluding
     restructuring and impairment charge)                 $   0.53         $   0.59         $   1.67         $   1.57
                                                          ========         ========         ========         ========

Basic weighted average shares outstanding                   37,560           38,734           37,771           38,879

Net income per diluted share (excluding
     restructuring and impairment charge)                 $   0.52         $   0.58         $   1.63         $   1.52
                                                          ========         ========         ========         ========

Diluted weighted average shares outstanding                 38,546           39,898           38,751           39,983



                           ETHAN ALLEN INTERIORS INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


--------------------------------------------------------------------------------------------------------------
                                                                           March 31,                June 30,
                                                                              2003                    2002
                                                                          (UNAUDITED)
--------------------------------------------------------------------------------------------------------------

ASSETS
Current Assets:
     Cash and cash equivalents                                             $  60,187                $  75,688
     Accounts receivable, net                                                 29,430                   32,845
     Inventories, net                                                        196,093                  174,147
     Prepaid expenses and other current assets                                47,201                   36,076
                                                                           ---------                ---------
        Total current assets                                                 332,911                  318,756

Property, plant, and equipment, net                                          294,483                  293,626
Intangible assets, net                                                        78,353                   69,708
Other assets                                                                   5,238                    6,665
                                                                           ---------                ---------
        Total Assets                                                       $ 710,985                $ 688,755
                                                                           =========                =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Current maturities of long-term debt
        and capital lease obligations                                      $     187                $     107
     Customer deposits                                                        55,094                   42,966
     Accounts payable                                                         28,977                   38,027
     Accrued expenses and other current liabilities                           54,922                   48,028
                                                                           ---------                ---------
        Total current liabilities                                            139,180                  129,128

Long-term debt                                                                10,134                    9,214
Other long-term liabilities                                                    3,042                    2,066
Deferred income taxes                                                         40,578                   37,158
Total shareholders' equity                                                   518,051                  511,189
                                                                           ---------                ---------
        Total Liabilities and Shareholders' Equity                         $ 710,985                $ 688,755
                                                                           =========                =========

                                                                    EXHIBIT 99.2
ETHAN ALLEN INTERIORS INC.
GAAP RECONCILIATION
THREE AND NINE MONTHS ENDED MARCH 31, 2003
(in thousands, except per share amounts)

                                                          THREE MONTHS ENDED                NINE MONTHS ENDED
                                                               MARCH 31,                        MARCH 31,
                                                           2003        2002                  2003       2002
                                                          ------------------                -----------------

NET INCOME/EARNINGS PER SHARE
-----------------------------

Net income                                                 $ 11,672    $ 22,969             $ 54,840    $ 60,895
Add: restructuring and impairment charge, net of
  related tax effect                                          8,225          --                8,225          --
                                                           --------    --------             --------    --------
Net income (excluding restructuring and impairment
  charge)                                                  $ 19,897    $ 22,969             $ 63,065    $ 60,895
                                                           ========    ========             ========    ========

Net income per basic share                                 $   0.31    $   0.59             $   1.45    $   1.57
                                                           ========    ========             ========    ========

Net income per basic share (excluding restructuring
  and impairment charge)                                   $   0.53    $   0.59             $   1.67    $   1.57
                                                           ========    ========             ========    ========

Basic weighted average shares outstanding                    37,560      38,734               37,771      38,879

Net income per diluted share                               $   0.30    $   0.58             $   1.42    $   1.52
                                                           ========    ========             ========    ========


Net income per diluted share (excluding restructuring
  and impairment charge)                                   $   0.52    $   0.58             $   1.63    $   1.52
                                                           ========    ========             ========    ========

Diluted weighted average shares outstanding                  38,546      39,898               38,751      39,983



CONSOLIDATED OPERATING INCOME/OPERATING MARGIN
----------------------------------------------

Operating income                                           $ 18,838    $ 36,002             $ 87,876    $ 95,743
Add: restructuring and impairment charge                     13,223          --               13,223          --
                                                           --------    --------             --------    --------
Operating income (excluding restructuring and
  impairment charge)                                       $ 32,061    $ 36,002             $101,099    $ 95,743
                                                           ========    ========             ========    ========

Net sales                                                  $224,574    $227,917             $670,816    $657,499
                                                           ========    ========             ========    ========
Operating margin                                               8.4%       15.8%                13.1%       14.6%
                                                           ========    ========             ========    ========

Operating margin (excluding restructuring and
  impairment charge)                                          14.3%       15.8%                15.1%       14.6%
                                                           ========    ========             ========    ========

WHOLESALE OPERATING INCOME/OPERATING MARGIN
-------------------------------------------

Wholesale operating income                                 $ 20,949    $ 32,295             $ 77,838    $ 80,032
Add: restructuring and impairment charge                     13,223          --               13,223          --
                                                           --------    --------             --------    --------
Wholesale operating income (excluding restructuring
  and impairment charge)                                   $ 34,172    $ 32,295             $ 91,061    $ 80,032
                                                           ========    ========             ========    ========


Wholesale net sales                                        $173,890    $172,389             $490,098    $485,479
                                                           ========    ========             ========    ========

Wholesale operating margin                                    12.0%       18.7%                15.9%       16.5%
                                                           ========    ========             ========    ========


Wholesale operating margin (excluding restructuring
  and impairment charge)                                      19.7%       18.7%                18.6%       16.5%
                                                           ========    ========             ========    ========

EBITDA
------

Net income                                                 $ 11,672    $ 22,969
Add: interest expense                                            95         101
Add: income tax expense                                       7,094      13,959
Add: depreciation and amortization                            5,494       4,816
                                                           --------    --------
EBITDA                                                     $ 24,355    $ 41,845
                                                           ========    ========

Net sales                                                  $224,574    $227,917
                                                           ========    ========

EBITDA as % of net sales                                      10.8%       18.4%
                                                           ========    ========

EBITDA                                                     $ 24,355    $ 41,845

Add: restructuring and impairment charge                     13,223          --
                                                           --------    ---------

EBITDA (excluding restructuring and impairment charge)     $ 37,578    $ 41,845
                                                           ========    ========

Net sales                                                  $224,574    $227,917
                                                           ========    ========

EBITDA as % of net sales                                      16.7%       18.4%
                                                           ========    ========